Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of August 5, 2015, by and among TerraForm Global, Inc., a Delaware corporation (the “Company”), and the Persons listed on the Schedule of Investors attached hereto (each, an “Investor” and, collectively, the “Investors”). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 5 hereof.

WHEREAS, certain Investors are parties to a Common Stock Purchase Agreement, dated as of June 9, 2015 (the “Stock Purchase Agreement”), pursuant to which, among other things, certain of the Investors (the “Cornerstone Investors”) have agreed to purchase shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”);

WHEREAS, in order to induce the Cornerstone Investors to enter into the Stock Purchase Agreement and consummate the transactions contemplated thereby, the Company has agreed to provide the registration rights set forth in this Agreement;

WHEREAS, certain Investors (the “LLC Investors”) are parties to that certain Third Amended and Restated Limited Liability Agreement of TerraForm Global, LLC, dated as of June 9, 2015 (the “LLC Agreement”);

WHEREAS, in connection with the Company’s initial public offering, the Class D Units will be converted into Common Stock pursuant to the Conversion; and

WHEREAS, as a condition to consummate the Conversion, the Company has agreed to provide the registration rights set forth in this Agreement.

WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transaction under the Stock Purchase Agreement and the closing of the Conversion.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Registration Rights.

(a) Demand Registration.

(i) Subject to the conditions of this Section 1(a), if, at any time and from time to time following the 6-month anniversary of the Company’s Initial Public Offering, the Company shall receive a written request from any of the Investors (the “Initiating Investors”) that the Company file a registration statement under the Securities Act, on Form S-1 (“Long-Form Registration”), Form S-3 (“Short-Form Registration”), or any successor form thereto, covering the registration of the Common Stock, then the Company shall, (A) within five (5) business days after the date such request is received, give notice thereof to all Investors other than the Initiating Investors and (B) as expeditiously as reasonably practicable, effect the registration under the Securities Act of all Registrable Securities (as defined below) that the Initiating Investors and any other Investors have requested to be registered within ten (1) business days of the delivery of notice by the Company pursuant to the foregoing Section 1(a)(i)(A). Notwithstanding the foregoing, the Company shall not be required to file any registration statement pursuant to this Section 1(a) unless the aggregate market value (based on the average closing price during the 10 day period prior to the date of such request) of the Registrable Securities to be registered (or included in a takedown from a Resale Shelf involving an underwritten offering or a block trade) is at least $20.0 million as of the date of the request for such registration or takedown (or at least $10.0 million as of the date of such request in the event that the Registrable Securities to be registered (or included in a takedown from a Resale Shelf involving an underwritten offering or a block trade) constitute all Registrable Securities as of the date of such request), provided that the aggregate market value limitations set forth in this sentence shall not be in effect at any time when the Registrable Securities are not able to be sold under Rule 144 because of the Company’s failure to comply with the information requirements thereunder, unless at such time, the Company’s counsel delivers a written opinion of counsel, which shall be in a form reasonably satisfactory to such holder’s counsel, to such holders to the effect that such holder’s Registrable Securities may be publicly offered and sold without registration under the Securities Act. At any time when the Company is eligible to file a registration statement on Form S-3 for a secondary offering of equity securities pursuant to Rule 415 under the Securities Act (a “Resale Shelf”), any registration statement requested pursuant to this Section 1 shall be made as a Resale Shelf. In such event, unless a shorter period is requested by the Investors, the Company shall maintain such Resale Shelf until the earliest of (i) the date on which the Investors cease to hold Registrable Securities covered by such Resale Shelf, (ii) the third anniversary of the date of filing such registration statement and (ii) the date as of which there are no longer any Registrable Securities covered by such Resale Shelf. Following the effectiveness of a Resale Shelf, any resale of Common Stock pursuant to this Section 1 shall be in the form of a “takedown” from such Resale Shelf rather than a separate registration statement. Each Investor agrees that, except as required by applicable law, such Investor shall treat as confidential the submission of a request for registration and shall not disclose or use the information contained in such request without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Investor in breach of the terms of this Agreement.

(ii) If the Investors intend to distribute the Registrable Securities covered by its request by means of an underwriting, the Investors shall so advise the Company as part of its request made pursuant to this Section 1(a). In such case, each of the Company and the Investors shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Investors participating in the offering (which underwriter or underwriters shall be reasonably acceptable to the Company). If the underwriter advises the Company that marketing, pricing or other similar factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise the Investors, and the number of shares that may be included in the underwriting shall be reduced accordingly pro rata among the respective holders; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting.

(iii) The Investors shall be entitled to only up to two (2) Long-Form Registrations (provided that only one Long-Form Registration may involve an underwritten offering, and provided further that the Investors shall only be entitled to request the second Long-Form Registration at a time when the Company is not eligible to file a registration statement on Form S-3 for a secondary offering of equity securities) and up to five (5) Short-Form Registrations (including takedowns from a Resale Shelf involving an underwritten offering or a block trade) pursuant to this Section 1(a); provided, however, that if the number of shares of Registrable Securities requested by the Investors to be included in either a Short-Form Registration or a Long-Form Registration is reduced by more than 20% below that number requested by the Investors pursuant to Section 1(a)(ii), such registration shall not count against the limits set forth in this Section 1(a)(iii); further provided that a registration shall not count as one of the permitted Long-Form Registrations or Short-Form Registrations until it has become effective.

(iv) The Company shall not be required to effect a registration, or a takedown from a Resale Shelf (which, solely in the case of clauses (B), (D) and (E) below, involves an underwritten offering or a block trade), pursuant to this Section 1(a):

(A) prior to the expiration of the Holdback Period;

(B) within 90 days after the Company has effected a registration, or a takedown from a Resale Shelf involving an underwritten offering or a block trade, pursuant to this Section 1(a) and such registration has been declared or ordered effective or such takedown from a Resale Shelf shall have been completed;

(C) if, within five (5) days of receipt of a written request from an Investor pursuant to this Section 1(a), the Company acting in good faith gives notice to the Investor of the Company’s intention to file a registration statement within forty-five (45) days, other than pursuant to a Special Registration Statement; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; further provided that, if the Company delays any registration pursuant to this clause (C), the Investors initially requesting such registration shall be entitled to withdraw such request and, if such request is withdrawn, such registration shall not count as one of the permitted registrations pursuant to Section 1(a)(iii);

(D) if the Company shall furnish to the Investor a certificate signed by the Chairman of the board of directors (or equivalent) or the Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors (or equivalent) of the Company, it would be materially detrimental to the Company and its stockholders for such registration statement to be effected at such time (including without limitation if such registration statement would materially adversely affect any proposal or plan of the Company or its Subsidiaries to engage in any material acquisition of assets or stock or any merger, consolidation, tender offer, recapitalization, reorganization or other transaction involving the Company or its Subsidiaries), in which event the Company shall have the right to defer such filing for a period of not more than sixty (60) days after receipt of the request of the Investor; provided such sixty (60) day period may be extended for an additional sixty (60) days with the consent of the Investors requesting the registration, which consent shall not be unreasonably withheld; provided further, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; provided further that, if the Company exercises its right to delay the registration pursuant to this clause (D), the Investors initially requesting such registration shall be entitled to withdraw such request and, if such request is withdrawn, such registration shall not count as one of the permitted registrations pursuant to Section 1(a)(iii); or

(E) more than twice in any twelve (12) month period.

(v) The Company may suspend the use of a prospectus that is part of any registration statement (including a Resale Shelf) (A) in the circumstances specified in Section 1(a)(iv)(D), (B) if, after the advice of counsel, there is any material non-public information regarding the Company which (x) the Company determines not to be in the Company’s best interest to prematurely disclose, (y) would, in the good faith of the board of directors (or equivalent) of the Company, require any revisions to such registration so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (z) the Company is not otherwise required to disclose, or (C) if the Company is required to file a post-effective amendment to such registration statement to incorporate the Company’s quarterly or annual reports or audited financial statements on Forms 10-Q and/or 10-K, in each case, upon delivering to the Investor the certificate specified in Section 1(a)(iv)(D) (a “Suspension Notice”); provided such right to suspend may be exercised not more than four (4) times during any twelve month period and the aggregate period of suspension may not exceed sixty (60) days during any twelve (12) month period; provided further the Company shall be entitled to one additional suspension period not to exceed sixty (60) days with the consent of the applicable Investors, which consent shall not be unreasonably withheld. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to such registration statement at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to the Resale Shelf following further written notice to such effect (an “End of Suspension Notice”) from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this Section 1.1(a)(v) to be concluded as promptly as reasonably practicable. Upon the occurrence of any such suspension, the Company shall use its commercially reasonable efforts to cause the registration statement to become effective or to promptly amend or supplement the registration statement on a post-effective basis or to take such action as is necessary to make resumed use of the registration statement so as to permit the Investors to resume sales of the Registrable Securities as soon as the conditions that caused the Company to effect such suspension are, in the Company’s reasonable judgment, no longer applicable.

(vi) Each Investor agrees that, except as required by applicable law, such Investor shall treat as confidential the receipt of any certificate pursuant to Section 1(a)(iv)(D) or any Suspension Notice and shall not disclose or use the information contained in such certificate or notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by an Investor in breach of the terms of this Agreement.

(b) Piggyback Registrations.

(i) After the expiration of the Holdback Period, for so long as any Investor holds Registrable Securities, the Company shall notify the Investors in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of equity securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements and any registration statement filed pursuant to a demand under Section 1(a)) and will afford the Investor a reasonable opportunity to include in such public offering all or part of such Registrable Securities held by the Investor. If an Investor desires to include in any such public offering all or any part of the Registrable Securities held by it, such Investor shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by the Investor. If the Investor decides not to include all of its Registrable Securities in any public offering thereafter filed by the Company, such Investor shall nevertheless continue to have the right to include any Registrable Securities in any subsequent public offering or public offerings as may be made by the Company, all upon the terms and conditions set forth herein.

(ii) If the public offering of which the Company gives notice under this Section 1(b) is for an underwritten offering, the Company shall so advise the Investors. In such event, the right of an Investor to include Registrable Securities in a public offering pursuant to this Section 1(b) shall be conditioned upon its participation in such underwriting and the inclusion of its Registrable Securities in the underwriting to the extent provided herein. Each of the Company and such Investor shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to the Investors participating in the offering). Notwithstanding any other provision of this Agreement, if the underwriter determines that marketing, pricing or similar factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated as follows: (i) first, shares that the Company proposes to sell (if participating in the offering); (ii) second, shares that SunEdison or its Affiliates (if participating in the offering) propose to sell; (iii) third, the Registrable Securities requested to be included in such underwriting and the shares that other stockholders with registration rights requested to be included in such underwriting which, in the opinion of the underwriters, can be sold without any such adverse effect, pro rata among the holders of such Registrable Securities and other shares on the basis of the number of shares owned by each such holder, and (iv) fourth, any other securities requested to be included in such underwriting which, in the opinion of the underwriters, can be sold without any such adverse effect.

(iii) The Company shall have the right to terminate or withdraw any public offering initiated by it under this Section 1(b) whether or not an Investor has elected to include securities in such public offering, and shall promptly notify the Investors in writing (if any has elected to include shares in such public offering) of such termination or withdrawal.

(c) Other Registration Rights. The Company agrees that if, following the date of this Agreement and prior to the Company’s Initial Public Offering, the Company grants to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, then the Company shall, as soon as reasonably practicable, deliver written notice thereof to the holders of the Registrable Securities.

(d) Expenses. All Registration Expenses incurred in connection with any registrations pursuant to this Section 1 shall be borne by the Company. The holders of Registrable Securities shall pay the fees and disbursements of their own counsel in connection with any registration pursuant to this Section 1; provided that, if a single law firm is selected as counsel by the holders of a majority of the Registrable Securities, the fees and disbursements of such law firm shall be borne pro rata by the holders based on the respective portion of the total Registrable Securities included by each holder in any such registration. All Selling Expenses incurred in connection with any registrations pursuant to this Section 1 shall be borne pro rata by the holders of Registrable Securities based on the respective portion of the total Registrable Securities sold by each holder in any such registration.

(e) Assignment of Registration Rights. The rights granted to the Investors pursuant to this Section 1 may be assigned, in whole or in part, to a transferee of Registrable Securities (a “Transferee”) without the prior written consent of the Company, provided that such Transferee agrees in writing to (x) hold the Registrable Securities subject to the terms and provisions of any lock-up agreement applicable at that time to such Investors, (y) irrevocably designate and appoint the original holder of such Registrable Securities (the “Original Holder”) to act on behalf of such Transferee (as such Transferee’s designated agent) for all purposes hereunder, including the exercise of rights pursuant to this Section 1 and (z) otherwise agrees to be bound by the terms of this Agreement. For the purpose of clarity, no Transferee may exercise any rights hereunder, except through the applicable Original Holder as described in the immediately preceding sentence; and provided further that “Original Holder” shall include a successor of the original holder of the Registrable Securities by merger, conversion, consolidation, recapitalization or reorganization or otherwise.

(f)	Indemnification.

(i) By the Company. If underwriters are engaged in connection with any registration referred to in Section 1, the Company shall provide indemnification, representations, covenants, opinions and other assurances to the underwriters in form and substance reasonably satisfactory to such underwriters and the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Investor, its directors and officers, and each person, if any, who controls the Investor within the meaning of the Securities Act and the Securities Exchange Act, of 1934, as amended, and any agent thereof (collectively, “Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of investigating, preparing or defending any such loss, claim, damage or liability and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon or resulting from any untrue statement or alleged untrue statement of any material fact contained in the registration statement, the related prospectus, preliminary prospectus or free writing prospectus, or any amendment or supplement thereto, or arise out of, are based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case or to any Indemnified Person to the extent that any such Loss arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission or so made in reliance upon or in conformity with information furnished by or on behalf of such Indemnified Person in writing specifically for use in the preparation of the registration statement, the related prospectus, preliminary prospectus or free writing prospectus, or any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person, and shall survive the transfer of such securities by such Investor.

(ii) By Holders. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement, the related prospectus, preliminary prospectus or free writing prospectus, or any amendment or supplement thereto and shall indemnify the Company, its officers, directors, managers, employees, agents and representatives, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of material fact contained in the registration statement, the related prospectus, preliminary prospectus or free writing prospectus, or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder expressly for inclusion in such document; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(g) Process. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicted indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(i) Notice. The Company shall notify the Investors promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or any Investor. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

(h) Cooperation by the Company. In connection with any registration effected by the Company pursuant to Section 1, the Company shall:

(i) as soon as reasonably practicable, prepare and file with the Commission a registration statement on any form available for the sale of such Registrable Securities in accordance with the Investors’ intended method of distribution thereof (unless a particular form is otherwise specified by this Agreement, in which case the Company shall use the specified form), and cause such registration statement to become effective; provided, however, that (A) before filing a registration statement or prospectus or any amendments or supplements thereto (including any documents incorporated by reference therein), or before using any free writing prospectus, the Company shall provide the single law firm selected as counsel by the holders of a majority of the Registrable Securities being registered in such registration (“Holders’ Counsel”) and any other Inspector (as defined herein) with an adequate and appropriate opportunity to review and comment on such registration statement, each prospectus included therein (and each amendment or supplement thereto) and each free writing prospectus to be filed with the Commission, subject to such documents being under the Company’s control, and (B) the Company shall notify the Holders’ Counsel and each seller of Registrable Securities pursuant to such registration statement of any stop order issued or threatened by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered;

(ii) as soon as reasonably practicable, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until all Registrable Securities registered thereon have been disposed of pursuant to such registration statement; and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii) as soon as reasonably practicable, furnish to each seller of Registrable Securities, prior to filing a registration statement, at least one copy of such registration statement as is proposed to be filed, and thereafter such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus), any prospectus filed pursuant to Rule 424 promulgated under the Securities Act and any free writing prospectus as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv) as soon as reasonably practicable, register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all Registrable Securities registered thereon have been disposed of pursuant to such registration statement or otherwise cease to be Registrable Securities, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;

(v) as soon as reasonably practicable, notify each seller of Registrable Securities: when a prospectus, any prospectus supplement, any free writing prospectus, a registration statement or a post-effective amendment to a registration statement has been filed with the Commission, and, with respect to a registration statement or any post-effective amendment, when the same has become effective; of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement, related prospectus or free writing prospectus or for additional information; of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation or threatening of any proceedings for that purpose; of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such registration statement, related prospectus or free writing prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the registration statement, prospectus or free writing prospectus in order that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus or free writing prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and of the determination by counsel of the Company that a post-effective amendment to a registration statement is necessary or advisable;

(vi) as soon as reasonably practicable, upon the occurrence of any event contemplated by paragraph (v) above, prepare a supplement or amendment to such registration statement, related prospectus or free writing prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such registration statement, prospectus or free writing prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, the need for a post-effective amendment identified pursuant to paragraph (v) above shall have been addressed and in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus or free writing prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii) take such other commercially reasonable actions as are required in order to expedite or facilitate each disposition of Registrable Securities and shall provide all reasonable cooperation, including causing appropriate officers to attend and participate in “road shows” and other information meetings;

(viii) make available at reasonable times during normal business hours for inspection by any seller of Registrable Securities, any managing underwriter or placement agent participating in any disposition of such Registrable Securities pursuant to a registration statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (collectively, the “Inspectors”), all financial and other records, pertinent organizational documents and properties of the Company and its subsidiaries (collectively, the “Records”)

as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement, in each case subject to the Inspectors agreeing to customary confidentiality obligations. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (A) the disclosure of such Records is necessary, in the Inspector’s reasonable judgment, to avoid or correct a misstatement or omission in the registration statement, (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (C) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, or by an administrative or regulatory authority, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(ix) enter into and perform customary agreements (including underwriting, placement agent and indemnification and contribution agreements in customary form) with any placement agent or underwriter retained at the request of the Investors participating in the offering and use its commercially reasonable best efforts to obtain a “cold comfort” letter or letters, dated as of such date or dates as the underwriter or placement agent reasonably requests, from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the underwriter or placement agent reasonably requests;

(x) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriter or placement agent for sale pursuant to such registration or, if such securities are not being sold through an underwriter or placement agent, on the date on which shares of Common Stock are sold under a registration statement, an opinion with respect to legal matters and a negative assurance letter with respect to disclosure matters, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriter or placement agent, if any, and to the seller making such request, covering such matters with respect to the registration in respect of which such opinion and letter are being delivered as the underwriter or placement agent, if any, and such seller may reasonably request and are customarily included in such opinions and negative assurance letters;

(xi) with respect to each free writing prospectus or other materials to be included in an offering disclosure package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such free writing prospectus or other materials without the prior written consent of the holders of the Registrable Securities covered by such registration statement, which free writing prospectuses or other materials shall be subject to the review of Holders’ Counsel;

(xii) as soon as reasonably practicable and within the deadlines specified by the Securities Act, make all required filings of all prospectuses and free writing prospectuses with the Commission;

(xiii) as soon as reasonably practicable and within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby);

(xiv) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months beginning after the effective date of the registration statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(xv) cause all such Registrable Securities to be listed on each securities exchange on which the shares of Common Stock being offered are then listed;

(xvi) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(xvii) provide a CUSIP number for all Registrable Securities, not later than the effective date of such registration statement;

(xviii) use commercially reasonable efforts to keep Holders’ Counsel advised in writing as to the initiation and progress of any registration under Section 1 and provide Holders’ Counsel with all material correspondence with the Commission in connection with any such registration statement;

(xix) reasonably cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xx) if such registration is pursuant to a short-form registration statement, include in the body of the prospectus included in such registration statement such additional information for marketing purposes as the underwriter, if any, or Investors reasonably requests; and

(xxi) use commercially reasonably efforts to take all other steps reasonably necessary to effect the registration and disposition of the Registrable Securities contemplated hereby.

(i) Holdback Agreements. Upon the request of the Company, each holder of Registrable Securities shall enter into lock up agreements with the managing underwriter(s) of an underwritten offering in such form as agreed to by the Company (in the case of a primary offering) or holders of a majority of the shares of Common Stock included in such underwritten offering (regardless of whether any Registrable Securities are included in such underwritten offering); provided that, except for the lock-up agreement expressly required to be executed and delivered pursuant to the Purchase Agreement, the foregoing obligation shall not apply to any holder that is not an Affiliate of the Company and that holds less than four percent (4%) of the then total issued and outstanding common stock of the Company on a fully diluted basis. In the absence of any such lock up agreement, each holder of Registrable Securities agrees as follows:

(i) in connection with the Initial Public Offering, such holder shall not (A) offer, sell, contract to sell, pledge or otherwise dispose of (including sales pursuant to Rule 144), directly or indirectly, any common stock or other securities of the Company (including common stock or other securities of the Company that may be deemed to be owned beneficially by such holder in accordance with the rules and regulations of the Commission) (collectively, “Securities”), (B) enter into a transaction which would have the same effect as described in clause (A) above, (C) enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of any Securities, whether such transaction is to be settled by delivery of such Securities, in cash or otherwise, (D) exercise any demand registration rights pursuant to Section 1(a) (each of (A), (B), (C) and (D) above, a “Sale Transaction”), or (E) publicly disclose the intention to enter into any Sale Transaction, commencing on the earlier of the date on which the Company gives notice to the holders of Registrable Securities that a preliminary prospectus has been circulated for the Initial Public Offering or the “pricing” of such offering and continuing to the date that is 180 days following the date of the final prospectus for the Initial Public Offering (the “Holdback Period”), unless the underwriters managing the Initial Public Offering otherwise agree in writing;

(ii) in connection with all other underwritten offerings, such holder shall not effect any Sale Transaction commencing on the earlier of the date on which the Company gives notice to the holders of Registrable

Securities of the circulation of a preliminary or final prospectus for such Offering or the “pricing” of such offering and continuing to the date that is 90 days following the date of the final prospectus for such offering (a “Follow-On Holdback Period”), unless, if an underwritten offering, the underwriters managing the offering otherwise agree in writing, and provided that each other holder of Registrable Securities is subject to substantially the same restrictions and each holder of Registrable Securities shall be released from its obligations under this clause to the extent that any other holder of Registrable Securities is released; provided that the foregoing obligation shall not apply to any holder that is not an Affiliate of the Company and that holds less than four percent (4%) of the then total issued and outstanding common stock of the Company on a fully diluted basis; and

(iii) in the event that the Company is no longer an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and (A) the Company issues an earnings release or discloses other material information or a material event relating to the Company and its Subsidiaries occurs during the last 17 days of the Holdback Period or any Follow-On Holdback Period (as applicable) or (B) prior to the expiration of the Holdback Period or any Follow-On Holdback Period (as applicable), the Company announces that it will release earnings results during the 16-day period beginning upon the expiration of such period, then to the extent necessary for a managing or co-managing underwriter of a registered offering hereunder to comply with FINRA Rule 2711(f)(4), the Holdback Period or the Follow-On Holdback Period (as applicable) shall be extended until 18 days after the earnings release or disclosure of other material information or the occurrence of the material event, as the case may be (a “Holdback Extension”).

The Company may impose stop-transfer instructions with respect to the shares of common stock (or other securities) subject to the restrictions set forth in this Section 1(i) until the end of such period, including any Holdback Extension. Notwithstanding the foregoing, the restrictions in this Section 1(i) shall not restrict transfers of Registrable Securities by the Investors, provided that any such Transferee agree in writing to hold the Registrable Securities subject to the terms and provisions of any lock up agreement applicable at that time to such Investor.

2. Reports. The Company will use commercially reasonable efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the SEC thereunder, and the Company will take such further action as the Investors may reasonably request to the extent required from time to time to enable the Investors following the Initial Public Offering to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of an Investor, the Company will deliver to the Investor a written statement as to whether the Company has complied with the filing requirements set forth in the preceding sentence and, if not, the specifics thereof.

3. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

“Affiliate” of any person means any other person controlled by, controlling or under common control with such person; provided that the Company and its Subsidiaries shall not be deemed to be Affiliates of any holder of Registrable Securities. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by contract or otherwise).

“Agreement” has the meaning set forth in the Recitals hereto.

“Commission” means the United States Securities and Exchange Commission.

“Class D Units” has the meaning set forth in the LLC Agreement.

“Common Stock” has the meaning set forth in the recitals hereto.

“Company” means TerraForm Global, Inc., a Delaware corporation.

“Conversion” means a Special Conversion and/or Special Acquisition.

“End of Suspension Notice” has the meaning set forth in Section 1(a)(v).

“Follow-On Holdback Period” has the meaning set forth in Section 1(i)(ii).

“Holdback Period” has the meaning set forth in Section 1(i)(i).

“Holdback Extension” has the meaning set forth in Section 1(i)(iii).

“Holders’ Counsel” has the meaning set forth in Section 1(h)(i).

“Indemnified Persons” has the meaning set forth in Section 1(f)(i).

“Initial Public Offering” means an initial public offering of equity securities under the Securities Act.

“Initiating Investors” has the meaning set forth in Section 1(a)(i).

“Inspectors” has the meaning set forth in Section 1(h)(viii).

“Investor” has the meaning set forth in the Preamble hereto.

“Long-Form Registration” has the meaning set forth in Section 1(a)(i).

“LLC Agreement” has the meaning set forth in the Recitals hereto.

“Losses” has the meaning set forth in Section 1(f)(i).

“Original Holder” has the meaning set forth in Section 1(e).

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Purchase Agreement” has the meaning set forth in the Recitals hereto.

“Records” has the meaning set forth in Section 1(h)(viii).

“Registrable Securities” means (i) (x) the Common Stock issued to the Investors pursuant to the Stock Purchase Agreement upon original issuance thereof, and/or (y) any Common Stock issued to the Investors with respect to any Class D Units pursuant to a Conversion, in each case, including upon the transfer thereof by the Original Holder to any Transferee, and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 1 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and expenses relating to the removal of legends and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). For the avoidance of doubt, the legal fees, expenses and disbursements of counsel for the Investors or other holders of Registrable Securities shall not be Registration Expenses.

“Resale Shelf” has the meaning set forth in Section 1(a)(i).

“Sale Transaction” has the meaning set forth in Section 1(i)(i).

“Securities” has the meaning set forth in Section 1(i)(i).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Short-Form Registration” has the meaning set forth in Section 1(a)(i).

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale.

“Special Acquisition” has the meaning set forth in the LLC Agreement.

“Special Conversion” has the meaning set forth in the LLC Agreement.

“Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan (including a registration statement on Form S-8 or any successor form thereto), (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction (including a registration statement on Form S-4 or any successor form thereto), (iii) a registration statement related to non-convertible debt securities, (iv) a registration statement related to stock issued upon conversion of debt securities or (v) any other registration that does not include substantially the same categories of information as would be required to be included in a registration statement covering the sale of Registrable Securities.

“Subsidiary” means, with respect to the Company, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the limited liability company, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more Subsidiaries of the Company or a combination thereof. For purposes hereof, a person or persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such person or persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such limited liability company, partnership, association or other business entity.

“SunEdison” means SunEdison, Inc., a Delaware corporation.

“Suspension Notice” has the meaning set forth in Section 1(a)(v).

“Transferee” has the meaning set forth in Section 1(e).

4. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Investors in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a split or a combination of securities).

(c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 4(d) shall be binding upon each Investor and the Company. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid, illegal or unenforceable in any respect under any applicable law, such provision shall be ineffective only to the extent of such prohibition, invalidity, illegality or unenforceability, without invalidating the remainder of this Agreement.

(g) Counterparts. This Agreement may be executed simultaneously in counterparts (including by means of telecopied, facsimile or portable data format (PDF) signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word “including” herein shall mean “including without limitation.”

(i) Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, but if not, then on the next business day, (iii) one business day after it is sent to the recipient by reputable overnight courier service (charges prepaid) or (iv) three days after it is mailed to the recipient by first class mail, return receipt requested. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors attached hereto and to the Company at the address indicated below:

TerraForm Global, Inc.

7550 Wisconsin Avenue, 9th Floor

Beltsville, Maryland 20814

Facsimile: 240-762-7900

Attention: General Counsel

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

300 N. LaSalle

Chicago, Illinois 60654

Facsimile: 312-862-2200

Attention: Dennis M. Myers, P.C.

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

(k) Mutual Waiver of Jury Trial. As a specifically bargained inducement for each of the parties to enter into this Agreement (with each party having had opportunity to consult counsel), each party hereto expressly and irrevocably waives the right to trial by jury in any lawsuit or legal proceeding relating to or arising in any way from this Agreement or the transactions contemplated herein, and any lawsuit or legal proceeding relating to or arising in any way to this Agreement or the transactions contemplated herein shall be tried in a court of competent jurisdiction by a judge sitting without a jury.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

COMPANY:

TerraForm Global, Inc.

By:	/s/ Yana Kravtsova
Name:	Yana Kravtsova
Title:	Senior Vice President, General Counsel and Secretary

INVESTORS:

Fred Alger Management, Inc., as Investment Manager and on behalf of:

Alger Capital Appreciation Fund
Alger Dynamic Opportunities Fund
Alger Mid Cap Growth Fund
Alger Spectra Fund
Alger Growth & Income Fund
Alger Growth & Income Portfolio
Alger Mid Cap Growth Portfolio
Alger Capital Appreciation Portfolio
Alger Mid Cap Growth Institutional Fund
Alger SICAV - The Alger American Asset Growth Fund
Alger SICAV - Alger Dynamic Opportunities Fund
Alger Dynamic Return Fund, LLC

By:	/s/ Michael Martins
Name:	Michael Martins
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

Fred Alger Management, Inc., as Investment Manager and on behalf of:

Alger Capital Appreciation Fund
Alger Dynamic Opportunities Fund
Alger Mid Cap Growth Fund
Alger Spectra Fund
Alger Growth & Income Fund
Alger Growth & Income Portfolio
Alger Mid Cap Growth Portfolio
Alger Capital Appreciation Portfolio
Alger Mid Cap Growth Institutional Fund
Alger SICAV - The Alger American Asset Growth Fund
Alger SICAV - Alger Dynamic Opportunities Fund
Alger Dynamic Return Fund, LLC

By:	/s/ Michael Martins
Name:	Michael Martins
Title:	Senior Vice President

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

ALTAI CAPITAL TERRAPIN, L.P.
By: Altai Capital Group, LLC
Its General Partner

/s/ Toby E. Symonds
Name: Toby E. Symonds
Title: Authorized Signatory

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

Baron Energy and Resources Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron Opportunity Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron Fifth Avenue Growth Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron Global Advantage Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron Emerging Markets Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron International Growth Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

Barron Partners Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Barron Asset Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron Emerging Markets Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

Baron International Growth Fund

By:	/s/ Patrick M. Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

Pacific Sequoia Holdings, LLC

By:	/s/ Ion Yadigaroglu	By:	/s/ James G.B. DeMartini
	Ion Yadigaroglu, Manager		James G.B. DeMartini, III, Manager

The Skoll Foundation
By: Capricorn Investment Group, LLC, its Investment Manager

By:	/s/ Ion Yadigaroglu	By:	/s/ Eric Techel
	Ion Yadigaroglu, Managing Partner		Eric Techel, Partner & CFO

The Skoll Fund
By: Capricorn Investment Group, LLC, its Investment Manager

By:	/s/ Ion Yadigaroglu	By:	/s/ Eric Techel
	Ion Yadigaroglu, Managing Partner		Eric Techel, Partner & CFO

Carthage, L.P.
By: Capricorn Investment Group, LLC, its General Partner

By:	/s/ Ion Yadigaroglu	By:	/s/ Eric Techel
	Ion Yadigaroglu, Managing Partner		Eric Techel, Partner & CFO

Capricorn S.A. SICAV – SIF – Global Non-Marketable Strategies Sub-Fund
By: Capricorn Investment Group, LLC, its Investment Manager

By:	/s/ Ion Yadigaroglu	By:	/s/ Eric Techel
	Ion Yadigaroglu, Managing Partner		Eric Techel, Partner & CFO

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

EVERSTREAM OPPORTUNITIES FUND II, LLC

By: EverStream Energy Capital
Management, LLC, its Managing Member

By:	/s/ Bruce Pflaum
Name:	Bruce Pflaum
Title:	Managing Partner

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

GENERAL ELECTRIC COMPANY

By:	/s/ Puneet Mahajan
Name:	Puneet Mahajan
Title: Vice President, Financial Planning & Analysis

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

BSOF MASTER FUND L.P.

By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By:	/s/ Peter Koffler
Name: Peter Koffler
Title: Authorized Person

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

GLENVIEW CAPITAL PARTNERS, L.P.
By: Glenview Capital Management, LLC, its investment advisor

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: President

GLENVIEW INSTITUTIONAL PARTNERS, L.P.
By: Glenview Capital Management, LLC, its investment advisor

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: President

GLENVIEW CAPITAL OPPORTUNITY FUND, L.P.
By: Glenview Capital Management, LLC, its investment advisor

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: President

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed Registration Rights Agreement as of the date first written above.

INVESTORS:

GLENVIEW CAPITAL MASTER FUND, LTD.
By: Glenview Capital Management, LLC, its investment advisor

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: President

GLENVIEW OFFSHORE OPPORTUNITY MASTER FUND, LTD.
By: Glenview Capital Management, LLC, its investment advisor

By:	/s/ Mark Horowitz
Name: Mark Horowitz
Title: President

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have Registration Rights Agreement as of the date First written above.

INVESTORS:

M. Kingdon Offshore Master Fund L.P.
By: Kingdon Capital Management, L.L.C.,
its agent and investment adviser

By:	/s/ Alan Winters
Name:	Alan Winters
Title:	Chief Operating Officer

Kingdon Credit Master Fund L.P.
By: Kingdon Capital Management, L.L.C., its agent and investment adviser

By:	/s/ Alan Winters
Name:	Alan Winters
Title:	Chief Operating Officer

Kingdon Associates
By: Kingdon Capital Management, L.L.C.,
its agent and investment adviser

By:	/s/ Alan Winters
Name:	Alan Winters
Title:	Chief Operating Officer

Kingdon Family Partnership, L.P.
By: Kingdon Capital Management, L.L.C.,
its agent and investment adviser

By:	/s/ Alan Winters
Name:	Alan Winters
Title:	Chief Operating Officer

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

LUMINUS ENERGY PARTNERS MASTER FUND, LTD.

By:	/s/ Jonathan Barrett
Name:	Jonathan Barrett
Title:	Director

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

Omega Capital Partners, L.P.
Omega Capital Investors, L.P.
Omega Equity Investors, L.P.

By:	Omega Associates, LLC, the general partner

By:	/s/ Edward Levy
Edward Levy, Member

Omega Overseas Partners, Ltd.
Summer Street 2012 Hedge Fund Investors, LLC
GS&Co. Profit Sharing Master Trust
VMT II, LLC
Permal LGC Ltd.

By:	Omega Advisors, Inc., the investment manager

By:	/s/ Edward Levy
Edward Levy, CFO

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

INVESTORS:

STEADFAST INTERNATIONAL MASTER FUND LTD.

By: Steadfast Capital Management LP, as attorney-in-fact

By:	/s/ Joseph M. Carney
Name:	Joseph M. Carney
Title:	Chief Operating Officer

AMERICAN STEADFAST, L.P.

By: Steadfast Advisors LP, its general partner

By:	/s/ Joseph M. Carney
Name:	Joseph M. Carney
Title:	Chief Operating Officer

STEADFAST CAPITAL, L.P.

By: Steadfast Advisors LP, its managing general partner

By:	/s/ Joseph M. Carney
Name:	Joseph M. Carney
Title:	Chief Operating Officer

[Signature Page - Registration Agreement]

IN WITNESS WHEREOF, the parties hereto have executed Registration Rights Agreement as of the date first written above.

INVESTORS:

ZP Master Utility Fund, Ltd.

By:	/s/ Stuart J. Zimmer
Name:	Stuart J. Zimmer
Title:	Director

P Zimmer Ltd.
By: Zimmer Partners, LP as an investment manager

By:	/s/ Stuart J. Zimmer
Name:	Stuart J. Zimmer
Title:	Authorized Signatory

[Signature Page - Registration Agreement]

Schedule of Investors

Investor	Address

Alger Capital Appreciation Fund

Alger Dynamic Opportunities Fund

Alger Mid Cap Growth Fund

Alger Spectra Fund

Alger Growth & Income Fund

Alger Growth & Income Portfolio

Alger Mid Cap Growth Portfolio

Alger Capital Appreciation Portfolio

Alger Mid Cap Growth Institutional Fund

Alger SICAV - The Alger American Asset Growth Fund

Alger SICAV - Alger Dynamic Opportunities Fund

Alger Dynamic Return Fund, LLC

c/o Alger 360 Park Avenue South New York, NY 10010 Attn: Lisa A. Moss

Altai Capital Terrapin, L.P.

c/o Altai Capital Management, L.P.

152 West 57th Street, 10th Floor

New York, NY 10019

Facsimile: 800-642-2526

Attn: Steven Tesoriere

With a copy to (which shall not constitute notice):

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Facsimile: 212-757-3990

Attn: Steven J. Williams, Esq.

Raphael M. Russo, Esq.

Baron Emerging Markets Fund

Baron Energy and Resources Fund

Baron Fifth Avenue Growth Fund

Baron Global Advantage Fund

Baron International Growth Fund

Baron Opportunity Fund

Barron Asset Fund

Barron Partners Fund

c/o Baron Capital 767 Fifth Avenue, 49th Floor New York, NY 10153 Attention: General Counsel

Capricorn S.A. SICAV - SIF - Global Non-Marketable Strategies Sub-Fund

Capricorn Investment Group, LLC *Primary Contact*

Eric Techel

250 University Avenue, Suite 300, Palo Alto, CA 94301

Phone: (650) 331-8800 Fax: (650) 331-8802

SICAVSTATEMENTS@CAPRICORNLLC.COM

**needs to receive all original documents

William Orum

(650) 331-8800 Phone

CIGSTATEMENTS@CAPRICORNLLC.COM

Mellon Global Securities Services

Craig Jennings

135 Santilli Highway

026-0035

Everett, MA 02149

(617) 382-1315 Phone

(617) 204-2650 Fax

LUXCAPRICORN@BNYMELLON.COM

**needs to receive all documents except legal docs and K-1s

The Burgiss Group

Sherly Miranda

The Burgiss Group

70 Hudson Street

Floor 2

Hoboken, NJ 07030

dsdata@burgiss.com

Fax (425) 732-9455

**needs to receive all documents except legal docs and K-1s

Carthage, L.P.

Capricorn Investment Group, LLC *Primary Contact*

Eric Techel

250 University Avenue, Suite 300, Palo Alto, CA 94301

Phone: (650) 331-8800 Fax: (650) 331-8802

IHPSTATEMENTS@CAPRICORNLLC.COM

**needs to receive all original documents

William Orum

(650) 331-8800 Phone

CIGSTATEMENTS@CAPRICORNLLC.COM

Mellon Global Securities Services

Craig Jennings

135 Santilli Highway

026-0035

Everett, MA 02149

(617) 382-1315 Phone

(617) 204-2650 Fax

CapricornGSS@BNYMELLON.COM

**needs to receive all documents except legal docs and K-1s

The Burgiss Group

Sherly Miranda

The Burgiss Group

70 Hudson Street

Floor 2

Hoboken, NJ 07030

dsdata@burgiss.com

Fax (425) 732-9455

**needs to receive all documents except legal docs and K-1s

Everstream Opportunities Fund II, LLC	c/o Bruce Pflaum 101 California Street, Suite 2880 San Francisco, CA 94111

General Electric Company	General Electric Company 3135 Easton Turnpike Fairfield, CT 06828 Tel: 203-373-2211

BSOF Master Fund L.P.	c/o The Blackstone Group L.P. 345 Park Avenue, 28th Floor New York, NY 10154 Attn: Robert Jordan

Glenview Capital Partners, L.P. Glenview Capital Opportunity Fund, L.P. Glenview Institutional Partners, L.P. Glenview Capital Master Fund, Ltd. Glenview Offshore Opportunity Master Fund, Ltd.	Mark Horowitz Glenview Capital Management 767 Fifth Avenue, 44th Floor New York, NY 10153 Tel: 212-812-4720 Facsimile: 212-812-4701 E-mail: mark@glenviewcapital.com

Kingdon Associates M. Kingdon Offshore Master Fund L.P. Kingdon Credit Master Fund L.P. Kingdon Family Partnership, L.P.

c/o Kingdon Capital Management, L.L.C

Attn: Alan Winters, Chief Operating Officer, with a copy to: Kingdon Legal Department

152 West 57th Street, 50th Floor,

New York, NY 10019

Tel: 212-333-0100

E-mail: awinters@kingdon.com with a copy to: legal@kingdon.com

Luminus Energy Partners Master Fund, Ltd.	Luminus Management 1700 Broadway, 38th Floor New York, NY 10019 Attn: Christopher Chapman, with a copy to: ops@Luminusmgmt.com Attn: Philip Cibulsky Tel: 212-287-0559

GS&Co. Profit Sharing Master Trust

Omega Capital Investors, L.P.

Omega Capital Partners, L.P.

Omega Equity Investors, L.P.

Omega Overseas Partners, Ltd.

Permal LGC Ltd.

Summer Street 2012 Hedge Fund Investors, LLC

VMT II, LLC

Omega Advisors, Inc. 810 Seventh Avenue, 33rd floor New York, NY 10019 Attn: Sam Martini

Pacific Sequoia Holdings, LLC

Capricorn Investment Group, LLC *Primary Contact*

Eric Techel

250 University Avenue, Suite 300

Palo Alto, CA 94301

(650) 331-8800 Phone

(650) 331-8802 Fax

SEQSTATEMENTS@CAPRICORNLLC.COM

**needs to receive all original documents

William Orum

(650) 331-8800 Phone

CIGSTATEMENTS@CAPRICORNLLC.COM

Mellon Global Securities Services

Craig Jennings

135 Santilli Highway

026-0035

Everett, MA 02149

(617) 382-1315 Phone

(617) 204-2650 Fax

CapricornGSS@BNYMELLON.COM

**needs to receive all documents except legal docs and K-1s

Seiler & Company (Accountants)

James G. B. DeMartini III CPA

Three Lagoon Drive Suite 400

Redwood City, CA 94065

(650) 365-4646 Phone

(650) 368-4055 Fax

jdemartini@seiler.com

**needs to receive all documents

The Burgiss Group

Sherly Miranda

The Burgiss Group

70 Hudson Street

Floor 2

Hoboken, NJ 07030

dsdata@burgiss.com

Fax (425) 732-9455

**needs to receive all documents except legal docs and K-1s

American Steadfast, L.P. Steadfast Capital, L.P. Steadfast International Master Fund Ltd.	c/o Steadfast Financial LP 450 Park Avenue 20th Floor New York, NY 10022

The Skoll Foundation

Capricorn Investment Group, LLC *Primary Contact*

Eric Techel

250 University Avenue, Suite 300, Palo Alto, CA 94301

Phone: (650) 331-8800 Fax: (650) 331-8802

SFPTSFSTATEMENTS@CAPRICORNLLC.COM

**needs to receive all original documents

William Orum

(650) 331-8800 Phone

CIGSTATEMENTS@CAPRICORNLLC.COM

Mellon Global Securities Services

Craig Jennings

135 Santilli Highway

026-0035

Everett, MA 02149

(617) 382-1315 Phone

(617) 204-2650 Fax

CapricornGSS@BNYMELLON.COM

**needs to receive all documents except legal docs and K-1s

The Skoll Foundation

Richard Fahey

250 University Avenue, Suite 200

Palo Alto, CA 94301

650-331-1018 Phone

650-331-1033 Fax

statements@skollfoundation.org

**needs to receive all documents

The Burgiss Group

Sherly Miranda

The Burgiss Group

70 Hudson Street

Floor 2

Hoboken, NJ 07030

dsdata@burgiss.com Fax (425) 732-9455 **needs to receive all documents except legal docs and K-1s

The Skoll Fund

Capricorn Investment Group, LLC *Primary Contact*

Eric Techel

250 University Avenue, Suite 300, Palo Alto, CA 94301

Phone: (650) 331-8800 Fax: (650) 331-8802

SFPTSFSTATEMENTS@CAPRICORNLLC.COM

**needs to receive all original documents

William Orum

(650) 331-8800 Phone

CIGSTATEMENTS@CAPRICORNLLC.COM

Mellon Global Securities Services

Craig Jennings

135 Santilli Highway

026-0035

Everett, MA 02149

Phone: (617) 382-1315 Fax: (617) 204-2650

CapricornGSS@BNYMELLON.COM

**needs to receive all documents except legal docs and K-1s

Silicon Valley Community Foundation

1. Sarah Valencia, Assistant Controller

Tel: 650.450.5461 | Fax: 650.450.5401

2440 West El Camino Real, Suite 300

Mountain View, CA 94040-1498

skollfund@siliconvalleycf.org **needs to receive all original documents

2. Bert Feuss, Senior Director of Investments

Tel: 650.450.5459 | Fax: 650.450.5401

2440 West El Camino Real, Suite 300

Mountain View, CA 94040-1498

skollfund@siliconvalleycf.org **needs to receive all original documents

The Burgiss Group

Sherly Miranda

The Burgiss Group

70 Hudson Street

Floor 2

Hoboken, NJ 07030

dsdata@burgiss.com

Fax (425) 732-9455

**needs to receive all documents except legal docs and K-1s

P Zimmer Ltd. ZP Master Utility Fund, Ltd.	c/o Zimmer Partners, LP 888 Seventh Avenue 23rd Floor New York, NY 10106

43